Second Quarter 2024 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q2 2024 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

STRATEGIC UPDATE Rohit Verma President & Chief Executive Officer 3 Q2 2024 FINANCIAL RESULTS

Countries 70 Employees 10,000+ 50,000+ Field Resources $20B+ Claims Managed Annually Global Reach; Trusted Partner Q2 2024 FINANCIAL RESULTS

Climate change continues to drive global demand in weather-related claims Gaining market share within fragmented U.S. independent loss adjusting market Industry-leading Insurtech capabilities enhancing market share Growing and strengthening strategic partnerships across business segments Increased presence in rapidly growing P&C insurance markets with strong outsourced claims processing tailwinds Multiple Growth Drivers Benefitting Crawford Q2 2024 FINANCIAL RESULTS

6

Second Quarter 2024 Summary

- Q2 consolidated revenue and operating earnings down 3% as expected due to benign weather activity as compared to significant CAT activity in Q2 ’23
- Non-weather businesses continue to **demonstrate solid growth**
  - **Record quarterly revenue and operating earnings** in Broadspire segment
  - Strong **YoY revenue and earnings growth** in International Operations
  - **Record revenue quarter** for US GTS
- **Operating earnings growth** in 3 segments
- **Added $23 million in new and enhanced business**
- **Strong balance sheet and liquidity**
  - **Leverage ratio remains low** at 2.09x EBITDA

Revenue


$324.6M
$314.2M
Q2 ‘23
Q2 ‘24

Adjusted Operating Earnings*


$22.8M
$22.1M
Q2 ‘23
Q2 ‘24

* See Appendix for non-GAAP explanation and reconciliation

Crawford | Q2 2024 FINANCIAL RESULTS

Weather-Related Business Performance Impacted By Benign Weather Trend Decrease in weather-related business consistent with reduction in insured losses from US severe convective storms Consolidated Weather-Related vs. Non-Weather-Related Revenue Networks Revenue1 Insured Losses from US Severe Convective Storms2 1Networks service line generates revenues through deployment of adjusters primarily related to property, casualty, and catastrophic losses 2Gallagher Re Natural Catastrophe and Climate Report: First Half 2024 Non-weather-related business grew 6% YoY Significant decrease reflects absence of extreme weather events Q2 2024 FINANCIAL RESULTS Q2 ’23 Q2 ‘24 -65.2% 1H ‘23 1H ‘24 -21.3% $47B $37B Q2 ‘23 Q2 ‘24 $324.6M $314.2M -3.2% Non-weather-related revenue Weather-related revenue (US CAT, USLA, Australia) +6% -21%

Our Capital Allocation Strategy Investing in long-term growth through Cap Ex and M&A  Strong liquidity Leverage ratio below industry average at 2.09x EBITDA Paid quarterly dividend of $0.07 per share  for CRD-A and CRD-B Q2 2024 FINANCIAL RESULTS Committed to Industry Leading Financial Strength and Employing a Disciplined Approach to Capital Allocation

OPERATIONAL UPDATE Bruce Swain, Chief Financial Officer Q2 2024 FINANCIAL RESULTS 9

Comprised of All Service Lines Outside of North America: UK Europe Australia Asia Latin America Legal Services International Operations 33% Third Party Administration for: Workers' Compensation Auto and Liability Claims Medical Management Disability Technology Services Accident and Health Comprised of the Following Service Lines: Contractor Connection Networks Catastrophe WeGoLook Subrogation (Praxis) Comprised of the Following North American Service Lines: USLA US GTS US Field Ops Canada Loss Adjusting Canada TPA Canada Contractor Connection edjuster North America Loss Adjusting 24% Broadspire (US-only) 31% Platform Solutions (US-only) 12% Second Quarter 2024 Revenue Contribution Q2 2024 FINANCIAL RESULTS

Q2 revenue essentially flat reflecting continued benign weather patterns Q2 operating earnings increased 25% driven by strong growth in GTS Q2 operating margin expanded 132 bps Record quarter for GTS revenues driven by new business wins and continued talent acquisition Continue to be a destination for specialized insurance adjusting talent North America Loss Adjusting Second Quarter 2024 Results Revenues $76.0M Operating Earnings $4.9M 11 Q2 2024 FINANCIAL RESULTS

YoY revenue growth of 7%; Growth of 9% when measured in constant currency Operating earnings increased 52% YoY Notable strength in UK and Europe Segment recovery continues driven by strategy to improve pricing, productivity, and new business growth International Operations Second Quarter 2024 Results Revenues $102.3M Operating Earnings $5.7M 12 Q2 2024 FINANCIAL RESULTS

Record quarter for Broadspire: Revenues increased 11% YoY to new quarterly record Operating earnings increased 85% YoY Operating margin expanded 620 bps Results driven by client wins and pricing improvements Medical Management and Claims Management revenues each grew 11% 95% of Broadspire business renewed YTD Broadspire Second Quarter 2024 Results Revenues $97.1M $15.1M Operating Earnings 13 Q2 2024 FINANCIAL RESULTS

Platform Solutions Second Quarter 2024 Results Revenues $38.8M Operating Earnings $1.5M 14 Q2 2024 FINANCIAL RESULTS Revenue decreased by 41% Q2 ‘23 results included higher revenue from severe convective storms, whereas Q2 ’24 had lower storm damage and carriers maintained capacity due to benign weather Contractor Connection and Networks revenues decreased due to reduced weather activity and low utilization Continue to add new clients and grow services with existing clients in both Contractor Connection and Networks Subrogation revenues steady YoY

FINANCIAL UPDATE Bruce Swain, Chief Financial Officer Q2 2024 FINANCIAL RESULTS 15

Q2 2024 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) June 30, 2024 June 30, 2023 % Change Revenues $314.2 $324.6 (3)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $316.1 $324.6 (3)% Net Income Attributable to Shareholders of Crawford & Company $8.6 $8.4 2% Diluted Earnings per Share CRD-A $0.17 $0.17 0% CRD-B $0.17 $0.17 0% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.25 $0.24 4% CRD-B $0.25 $0.24 4% Adjusted Operating Earnings (1) $22.1 $22.8 (3)% Adjusted Operating Margin (1) 7.0% 7.0% 0 bps Adjusted EBITDA (1) $30.6 $31.5 (3)% Adjusted EBITDA Margin (1) 9.7% 9.7% 0 bps Q2 2024 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) June 30, 2024 December 31, 2019 Dec 31, 2023 December 31, 2018 Change Change Cash and cash equivalents $ 46,742 $ 58,363 $ (11,621) Accounts receivable, net 133,847 131,362 2,485 Unbilled revenues, net 131,119 116,611 14,508 Total receivables 264,966 247,973 16,993 Goodwill 76,572 76,724 (152) Intangible assets arising from business acquisitions, net 78,127 81,786 (3,659) Deferred revenues 59,961 60,411 (450) Pension liabilities 23,221 24,006 (785) Short-term borrowings and current portion of finance leases 24,425 14,813 9,612 Long-term debt, less current portion 209,410 194,335 15,075 Total debt 233,835 209,148 24,687 Total stockholders' equity attributable to Crawford & Company 151,389 141,618 9,771 Net debt (1) 187,093 150,785 36,308 Q2 2024 FINANCIAL RESULTS

Net Debt and Pension Liability $187.1M Net debt at $187.1 million $137.3M Leverage Ratio of 2.09x EBITDA at end of Q2 ‘24 $23.2M Pension liability at $23.2 million $74.3M Funded Ratio of US pension plan is 92.6% at end of Q2 ‘24 Q2 2024 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2024 2019 2023 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 11,421 $ 19,108 $ (7,687) Depreciation and Other Non-Cash Operating Items 20,836 20,817 19 Contingent Earnout Adjustments 581 973 (392) Billed Receivables Change (2,537) (15,107) 12,570 Unbilled Receivables Change (14,234) 1,828 (16,062) Change in Accrued Compensation, 401K, and Other Payroll (21,290) (5,563) (15,727) Other Working Capital Changes (3,030) 5,113 (8,143) Cash Flows from Operating Activities (8,253) 27,169 (35,422) Property & Equipment Purchases, net (1,418) (1,914) 496 Capitalized Software (internal and external costs) (17,031) (16,031) (1,000) Free Cash Flow(1) $ (26,702) $ 9,224 $ (35,926) Q2 2024 FINANCIAL RESULTS

Financial strength and liquidity provide flexibility to pursue market opportunities Capitalizing on the changing landscape due to climate change and demographic shifts Leading the industry with next generation Insurtech capabilities Leveraging strong relationships to enhance market position Summary Q2 2024 FINANCIAL RESULTS

Appendix: Segment Results and Non-GAAP Financial Information Q2 2024 FINANCIAL RESULTS 21

North America Loss Adjusting Three months ended Unaudited (in thousands, except percentages) June 30, 2024 June 30, 2023 Variance Revenues $76,030 $76,362 (0.4)% Direct expenses 61,473 63,004 (2.4)% Gross profit 14,557 13,358 9.0% Indirect expenses 9,672 9,458 2.3% Operating earnings $4,885 $3,900 25.3% Gross profit margin 19.1% 17.5% 1.6% Operating margin 6.4% 5.1% 1.3% Total cases received 59,544 73,685 (19.2)% Full time equivalent employees 2,011 2,055 (2.1)% Q2 2024 FINANCIAL RESULTS

International Operations Three months ended Unaudited (in thousands, except percentages) June 30, 2024 June 30, 2023 Variance Revenues $102,283 $95,312 7.3% Direct expenses 83,096 78,281 6.2% Gross profit 19,187 17,031 12.7% Indirect expenses 13,485 13,289 1.5% Operating earnings $5,702 $3,742 52.4% Gross profit margin 18.8% 17.9% 0.9% Operating margin 5.6% 3.9% 1.7% Total cases received 121,280 114,073 6.3% Full time equivalent employees 3,636 3,643 (0.2)% Q2 2024 FINANCIAL RESULTS

Broadspire Three months ended Unaudited (in thousands, except percentages) June 30, 2024 June 30, 2023 Variance Revenues $97,087 $87,244 11.3% Direct expenses 70,744 67,484 4.8% Gross profit 26,343 19,760 33.3% Indirect expenses 11,252 11,612 (3.1)% Operating earnings $15,091 $8,148 85.2% Gross profit margin 27.1% 22.6% 4.5% Operating margin 15.5% 9.3% 6.2% Total cases received 138,567 143,448 (3.4)% Full time equivalent employees 2,679 2,614 2.5% Q2 2024 FINANCIAL RESULTS

Platform Solutions Three months ended Unaudited (in thousands, except percentages) June 30, 2024 June 30, 2023 Variance Revenues $38,827 $65,638 (40.8)% Direct expenses 31,511 51,726 (39.1)% Gross profit 7,316 13,912 (47.4)% Indirect expenses 5,847 5,806 0.7% Operating earnings $1,469 $8,106 (81.9)% Gross profit margin 18.8% 21.2% (2.4)% Operating margin 3.8% 12.3% (8.5)% Total cases received 76,172 116,131 (34.4)% Full time equivalent employees 954 1,473 (35.2)% Q2 2024 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $5.1 million in Q2 ‘24 compared to corporate costs of $1.1 million in Q2 ‘23 Variance was primarily due to increases in professional fees and other reserves Non-service Pension Costs During Q2 ‘24 non-service pension costs were $2.4 million compared to $2.1 million in Q2 ’23 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Contingent Earnout  Adjustment Recognized pre-tax contingent earnout expense totaling $0.4 million for Q2 ’24 compared to $0.7 million in Q2 ‘23 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q2 ‘24 Crawford paid a $0.07 dividend per share for CRD-A and CRD-B Share Repurchases In Q2 ‘24 Crawford repurchased 145,229 shares of CRD-B Approximately 1.3 million shares are eligible to be repurchased under our 2021 Share Repurchase Authorization Q2 2024 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q2 2024 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q2 2024 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) June 30, 2024   June 30, 2023   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 189,743 60.4% $ 204,854 63.1%   U.K. GBP 41,420 13.2% 34,725 10.7%   Canada CAD 22,201 7.1% 24,390 7.5%   Australia AUD 22,316 7.1% 22,926 7.1%   Europe EUR 15,661 5.0% 14,301 4.4%   Rest of World Various 22,886 7.2%   23,360 7.2%   Total Revenues, before reimbursements $ 314,227 100.0% $ 324,556 100.0%                   Q2 2024 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Items Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) June 30, 2024 December 31, June 30, 2023 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 326,853 $ 337,629 Reimbursements (12,626) (13,073) Revenues Before Reimbursements 314,227 324,556 Costs of Services Provided, Before Reimbursements Total Costs of Services 234,891 247,104 Reimbursements (12,626) (13,073) Costs of Services Provided, Before Reimbursements $ 222,265 $ 234,031 Q2 2024 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended June 30, 2024 December 31, June 30,2023 December 31, Unaudited ($ in thousands) 2019 2018 North America Loss Adjusting $ 4,885 $ 3,900 International Operations 5,702 3,742 Broadspire 15,091 8,148 Platform Solutions 1,469 8,106 Unallocated corporate and shared costs, net (5,079) (1,098) Consolidated Operating Earnings 22,068 22,798 (Deduct) Add: Net corporate interest expense (4,256) (4,309) Stock option expense (139) (139) Amortization expense (1,856) (1,979) Non-service pension costs (2,399) (2,095) Contingent earnout adjustments (430) (725) Income tax provision (4,486) (5,206) Net loss attributable to noncontrolling interests 82 82 Net Income Attributable to Shareholders of Crawford & Company $ 8,584 $ 8,427 Q2 2024 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, June 30, 2024 December 31, June 30, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 8,584 $ 8,427 Add: Depreciation and amortization 8,845 9,191 Stock-based compensation 1,613 1,586 Net corporate interest expense 4,256 4,309 Non-service pension costs 2,399 2,095 Contingent earnout adjustments 430 725 Income tax provision 4,486 5,206 Adjusted EBITDA $ 30,613 $ 31,539 Q2 2024 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) June 30, 2024 December 31, December 31, 2023 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 24,350 $ 14,762 Current installments of finance leases and other obligations 75 51 Long-term debt and finance leases, less current installments 209,410 194,335 Total debt 233,835 209,148 Less: Cash and cash equivalents 46,742 58,363 Net debt $ 187,093 $ 150,785 Q2 2024 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) June 30, 2024 December 31, 2019 June 30, 2023 December 31, 2018 North America Loss Adjusting $ 14,557 $ 13,358 International Operations 19,187 17,031 Broadspire 26,343 19,760 Platform Solutions 7,316 13,912 Segment gross profit 67,403 64,061 Segment indirect costs: North America Loss Adjusting (9,672) (9,458) International Operations (13,485) (13,289) Broadspire (11,252) (11,612) Platform Solutions (5,847) (5,806) Unallocated corporate and shared costs, net (5,079) (1,098) Consolidated operating earnings 22,068 22,798 Net corporate interest expense (4,256) (4,309) Stock option expense (139) (139) Amortization expense (1,856) (1,979) Non-service pension costs (2,399) (2,095) Contingent earnout adjustments (430) (725) Income tax provision (4,486) (5,206) Net loss attributable to noncontrolling interests 82 82 Net income attributable to shareholders of Crawford & Company $ 8,584 $ 8,427 Q2 2024 FINANCIAL RESULTS

Reconciliation of Second Quarter Non-GAAP Results Three Months Ended June 30, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 12,988 $ 8,584 $ 0.17 $ 0.17 Adjustments: Amortization of intangible assets 1,856 1,565 0.03 0.03 Non-service related pension costs 2,399 1,876 0.04 0.04 Contingent earnout adjustments 430 423 0.01 0.01 Non-GAAP Adjusted $ 17,673 $ 12,448 $ 0.25 $ 0.25 Three Months Ended June 30, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 13,551 $ 8,427 $ 0.17 $ 0.17 Adjustments: Amortization of intangible assets 1,979 1,484 0.03 0.03 Non-service related pension costs 2,095 1,557 0.03 0.03 Contingent earnout adjustments 725 537 0.01 0.01 Non-GAAP Adjusted $ 18,350 $ 12,005 $ 0.24 $ 0.24 Q2 2024 FINANCIAL RESULTS

Reconciliation of Year to Date Non-GAAP Results Q2 2024 FINANCIAL RESULTS Six Months Ended June 30, 2024 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 16,814 $ 11,421 $ 0.23 $ 0.23 Adjustments: Amortization of intangible assets 3,724 3,139 0.06 0.06 Non-service-related pension costs 4,872 3,805 0.08 0.08 Contingent earnout adjustments 581 574 0.01 0.01 Non-GAAP Adjusted $ 25,991 $ 18,939 $ 0.38 $ 0.38 Six Months Ended June 30, 2023 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share(1) Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 29,552 $ 19,108 $ 0.39 $ 0.39 Adjustments: Amortization of intangible assets 3,878 2,909 0.06 0.06 Non-service-related pension costs 4,266 3,170 0.06 0.06 Contingent earnout adjustments 973 720 0.02 0.02 Non-GAAP Adjusted $ 38,669 $ 25,907 $ 0.52 $ 0.53 (1) Sum of reconciling items may differ from total due to rounding of individual components